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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 16, 2005
                Date of Report (Date of earliest event reported)


                            QUAKER FABRIC CORPORATION
             (Exact name of registrant as specified in its charter)



Delaware                             1-7023                    04-1933106
(State of incorporation)     (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

941 Grinnell Street, Fall River, Massachusetts                         02721
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code            (508) 678-1951



         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

On December 16, 2005, the Board of Directors of Quaker Fabric Corporation ("Quaker" or the "Company") approved the acceleration of vesting of all outstanding unvested stock options previously awarded to its employees (including its executive officers) under the Company's equity compensation plans. The acceleration of vesting became effective on December 16, 2005 for stock options outstanding as of such date. On such date, the closing market price was $2.60. Options to purchase an aggregate of approximately 565,000 shares of common stock (of which options to purchase an aggregate of 393,000 shares of common stock are held by executive officers of the Company) were accelerated on December 16, 2005. The exercise prices of the options range from $7.04 to $9.12. Under the recently issued Financial Accounting Standards Board Statement No. 123R, "Share-Based Payment" ("SFAS 123R"), the Company will be required to apply the expense recognition provisions under SFAS 123R beginning January 2, 2006. The decision to accelerate the vesting of these stock options, all of which are underwater, was made because (i) there is no perceived value in these options to the employees involved, (ii) there are almost no employee retention ramifications and (iii) acceleration will allow the Company to reduce the cumulative non-cash compensation expense that would have been recorded in the Company's Statement of Operations in future periods as a result of the adoption of SFAS 123R.

Item 1.02 Termination of a Material Definitive Agreement

On December 16, 2005, the Company's Board of Directors also approved the termination of the Company's Employee Stock Purchase Plan (the "ESPP") effective December 31, 2005. On December 16, 2005, Quaker's ESPP had approximately 75 participants, with those participants holding approximately 40,560 shares of Quaker common stock in the aggregate pursuant to the terms of the Plan.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          QUAKER FABRIC CORPORATION
                                                 (Registrant)



Date: December 19, 2005                   /s/   Paul J. Kelly
                                          -------------------------------------
                                          Paul J. Kelly
                                          Vice President - Finance and Treasurer



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